UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

Aon plc

(Exact name of registrant as specified in its charter)

Ireland	1-7933	98-1539969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street

Dublin 1, Ireland D01 K0Y8

(Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 266 6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 4.000% Senior Notes due 2023	AON23	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.85% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.05% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.60% Senior Notes due 2031	AON31/A	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.00% Senior Notes due 2032	AON 32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.35% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.90% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.90% Senior Notes due 2052	AON52	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2023, Aon Corporation, an indirect, wholly owned subsidiary of Aon plc (“Aon Corporation”), and Christa Davies entered into an amendment (the “Davies Amendment”) to the international assignment letter agreement dated July 1, 2016 between Aon Corporation and Ms. Davies (the “Davies International Assignment Letter”). The Davies Amendment extends the term of the Davies International Assignment Letter, which was set to expire on June 30, 2023, to expire on June 30, 2024.

On June 16, 2023, Aon Corporation and Gregory C. Case entered into an amendment (the “Case Amendment”) to the international assignment letter agreement dated July 1, 2016 between Aon Corporation and Mr. Case (the “Case International Assignment Letter”). The Case Amendment extends the term of the Case International Assignment Letter, which was set to expire on June 30, 2023, to expire on June 30, 2024.

The foregoing summaries are qualified in their entirety by reference to the Davies Amendment and the Case Amendment, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

On June 16, 2023, Aon plc held its 2023 Annual General Meeting of Shareholders (the “Annual Meeting”) at which the Company’s shareholders approved the Aon plc 2011 Incentive Plan, as amended and restated (the “Amended Plan”). The Amended Plan increases by 3,800,000 the maximum number of Class A Ordinary Shares available for issuance. The Amended Plan also removes certain provisions relating to Section 162(m) of the Internal Revenue Code that are no longer applicable following the elimination of the performance-based compensation exception to Section 162(m)’s limitation on deductibility by the Tax Cuts and Jobs Act, removes certain legacy provisions relating to the 2012 Redomestication that are no longer applicable, extends the date until which awards may be granted under the Amended Plan to April 19, 2033, and makes certain other clarifying changes.

Further information regarding the Amended Plan was provided in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”) in the section entitled “Proposal 7 — Resolution to Approve the Aon plc 2011 Incentive Plan, As Amended and Restated”.

The foregoing summary of the Amended Plan is qualified in its entirety by reference to the complete text of the Amended Plan, a copy of which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 16, 2023. A total of 185,627,827 Class A Ordinary shares, or 90.81% of the total shares entitled to vote, were represented at the Annual Meeting in person or by proxy.

Shareholders voted on the following seven proposals at the Annual Meeting, all of which are described in the Proxy Statement, and cast their votes as described below:

1.	The election of 12 nominees to serve as directors. All of the nominees were elected.

Nominee	For	Against	Abstain	Broker Non-Votes
Lester B. Knight	162,317,261	11,209,454	83,151	12,017,961
Gregory C. Case	171,357,292	2,117,587	74,987	12,017,961
Jin-Yong Cai	172,268,811	1,245,922	95,133	12,017,961
Jeffrey C. Campbell	160,246,164	13,271,180	92,522	12,017,961
Fulvio Conti	167,462,097	6,063,307	84,462	12,017,961
Cheryl A. Francis	168,001,192	5,521,953	86,721	12,017,961
Adriana Karaboutis	171,840,996	1,568,425	200,445	12,017,961
Richard C. Notebaert	165,462,012	8,051,258	96,596	12,017,961
Gloria Santona	167,940,512	5,594,762	74,592	12,017,961
Sarah E. Smith	173,019,071	515,070	75,725	12,017,961
Byron O. Spruell	171,888,900	1,581,491	139,475	12,017,961
Carolyn Y. Woo	166,570,480	6,944,038	95,348	12,017,961

2.	An advisory vote to approve executive compensation. This advisory resolution was approved.

For	Against	Abstain	Broker Non-Votes
159,226,524	13,347,558	1,035,784	12,017,961

3.	An advisory vote to determine the frequency of holding an advisory vote to approve executive compensation. The shareholders voted to hold the vote “every year.”

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
171,772,004	162,459	1,551,810	123,593	12,017,961

Based on the voting results on Item 3, the Company intends to hold the advisory vote on named executive officer compensation once every year. The Company intends to continue holding such advisory votes once every year until the next required advisory vote on the frequency of advisory votes on named executive officer compensation.

4.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. This ordinary resolution was approved.

For	Against	Abstain
175,010,854	10,526,118	90,855

5.

The re-appointment of Ernst & Young Chartered Accountants as the Company’s statutory auditor under Irish law to hold office from the conclusion of the Annual Meeting until the conclusion of the next annual general meeting. This ordinary resolution was approved.

For	Against	Abstain
175,415,216	10,120,139	92,472

6.

The authorization of the Company’s Board of Directors or the Audit Committee to determine the remuneration of Ernst & Young Chartered Accountants as the Company’s statutory auditors. This ordinary resolution was approved.

For	Against	Abstain
182,625,485	2,897,246	105,096

7.	The approval of the Aon plc 2011 Incentive Plan, as amended and restated. This ordinary resolution was approved.

For	Against	Abstain	Broker Non-Votes
163,776,328	9,388,716	444,822	12,017,961

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amendment to International Assignment Letter, dated June 16, 2023, between Aon Corporation and Christa Davies.

10.2	Amendment to International Assignment Letter, dated June 16, 2023, between Aon Corporation and Greg Case.

10.3	Aon plc 2011 Incentive Plan, As Amended and Restated.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    *    *    *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2023	AON PLC

	By:	/s/ Julie Cho
Julie Cho
Assistant Company Secretary